VAN KAMPEN FOCUS PORTFOLIOS, SERIES 171

                 Telecommunications & Bandwidth Trust, Series 7B

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the prospectus, the stock of McLeodUSA, Inc. was liquidated from the trust set forth above due to serious adverse credit factors.

Supplement Dated:  January 7, 2002